Exhibit 99(b)

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Reports of the Alberto-Culver 401(k) Savings Plan and the Sally Beauty 401(k) Savings Plan (the “Plans”) on Form 11-K for the period ended December 31, 2002 as filed with the Securities Exchange Commission on the date hereof (the “Report”), I, Paul W. Hoelscher, Corporate Controller of Alberto-Culver Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plans.

/s/ PAUL W. HOELSCHER
Corporate Controller

In the capacity of Chief Financial Officer of

the Alberto-Culver 401(k) Savings Plan and

Sally Beauty 401(k) Savings Plan

June 30, 2003